UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

REPLIGEN CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 26, 2019, as amended on April 29, 2019 (as amended, the “Original 8-K”), Repligen Corporation, a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with C Technologies, Inc., a New Jersey corporation (“C Technologies”), and Craig Harrison, an individual and the sole stockholder of C Technologies on April 25, 2019. As previously announced, the Company completed its purchase of all of the issued and outstanding capital stock of C Technologies pursuant to the Purchase Agreement on May 31, 2019.

Item 8.01 Other Events.

The Company is filing this Amendment to the Original 8-K to further disclose (i) certain unaudited financial statements of C Technologies, which comprise (A) the balance sheets as of March 31, 2019 and 2018, and the related statements of income, stockholders’ equity, and cash flows for the three months then ended, and (B) the related notes to the financial statements; and (ii) (A) the unaudited pro forma condensed combined consolidated balance sheet of the Company as of March 31, 2019, (B) the unaudited pro forma condensed combined consolidated statements of operations of the Company for the twelve months ended December 31, 2018 and for the three months ended March 31, 2019, and (C) the related notes to unaudited pro forma condensed combined consolidated financial statements.

This Amendment to the Original 8-K further amends the Original 8-K to provide additional historical financial statements of C Technologies required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*†	Stock Purchase Agreement, dated April 25, 2019, by and among Repligen Corporation, C Technologies and Craig Harrison (incorporated herein by reference to Exhibit 2.1 to Repligen Corporation’s Form 8-K filed on April 26, 2019).

23.1	Consent of Independent Accountants (Friedman LLP).

99.1	Press Release by Repligen Corporation, dated April 26, 2019 (incorporated herein by reference to Exhibit 99.1 to Repligen Corporation’s Form 8-K filed on April 26, 2019).

99.2	Audited financial statements of C Technologies, which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of income, stockholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements (incorporated herein by reference to Exhibit 99.2 to Repligen Corporation’s Form 8-K/A filed on April 29, 2019).

99.3	(A) Unaudited Pro Forma Condensed Combined Consolidated Statement of Income of Repligen for the year ended December 31, 2018, (B) Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet of Repligen as of December 31, 2018 and (C) the related Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements (incorporated herein by reference to Exhibit 99.3 to Repligen Corporation’s Form 8-K/A filed on April 29, 2019).

99.4	C Technologies’ Management’s Discussion and Analysis of Financial Conditions and Results of Operations for the year ended December 31, 2018 (incorporated herein by reference to Exhibit 99.4 to Repligen Corporation’s Form 8-K/A filed on April 29, 2019).

99.5	Unaudited financial statements of C Technologies, which comprise the balance sheets as of March 31, 2019 and 2018 and the related statements of income, stockholders’ equity, and cash flows for the three months then ended, and the related notes to the financial statements.

99.6	(A) Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations of Repligen for the twelve months ended December 31, 2018 and for three months ended March 31, 2019, (B) Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet of Repligen as of March 31, 2019 and (C) the related Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

*

Schedules, exhibits, and similar supporting attachments or agreements to the Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. Repligen Corporation agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

†

Certain portions of this exhibit, marked by [***], have been omitted as the Company has determined (i) the omitted information is not material and (ii) the omitted information would likely cause competitive harm to the Company if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

By:	/s/ Tony J. Hunt
Tony J. Hunt President and Chief Executive Officer

Date:	July 15, 2019